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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               March 1, 2000                                   000-05667
------------------------------------------------         ---------------------
Date of Report (Date of earliest event reported)         Commission File Number




                            SEAL HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


                Delaware                                    64-0769296
-------------------------------                        ----------------------
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                         Identification Number)



                        5601 N. Dixie Highway, Suite 411
    -----------------------------------------------------------------------
                         Fort Lauderdale, Florida 33334

               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 771-1772
    -----------------------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets.

         On March 1, 2000, Seal Holdings Corporation ("Registrant") agreed to purchase 3,211,453 shares of the Series A Convertible Voting Preferred Stock ("Preferred Shares") of Healthology, Inc., a Delaware corporation ("Healthology"), pursuant to a Series A Preferred Stock Purchase Agreement dated March 1, 2000 between the Registrant and Healthology and certain related agreements (collectively, the "Healthology Transaction") for cash in two installments, subject to certain closing conditions. Healthology is a privately-held, online health media company that produces and distributes original content generated by health professionals. Healthology's content is in-depth, topic-focused and event-driven and is delivered in various formats, including text articles and live audio/video webcast programs (streaming media). Healthology delivers its proprietary content to consumers on the Internet via the web sites of various distribution partners and portal customers, as well as websites it has developed.

         The Healthology Transaction is the Registrant's first Internet investment and is consistent with the Registrant's strategy of focusing its resources on acquiring, or making strategic investments in, companies that provide services in healthcare and life sciences, with particular interest in information technology companies with Internet applications.

         The total purchase price for the Preferred Shares is $3,211,453 ("Purchase Price"), of which $1,000,000 (for 1,000,000 Preferred Shares) was paid at the initial closing on March 1, 2000 ("Initial Closing") and $2,211,453 (for 2,211,453 Preferred Shares) is payable at a second closing (the "Second Closing"), subject to the satisfaction of certain closing conditions by Healthology. The purchase price was determined by arms-length negotiations between the Registrant and Healthology. After the Second Closing, the Registrant expects to have acquired an approximate 21% interest in the issued shares of Healthology, and an interest of approximately 19% on a fully diluted basis.

         Effective as of the Initial Closing, Healthology's Board of Directors will include two representatives selected by the Registrant. However, the Registrant will no longer have the right to elect two directors if, after Healthology's satisfaction of the conditions to the Second Closing, the Registrant fails to purchase the remaining 2,211,453 Preferred Shares (the "Remaining Shares") by the Second Closing. If Healthology fails to satisfy the conditions to the Second Closing, the Registrant may elect not to purchase the Remaining Shares. Should the Registrant elect not to purchase the Remaining Shares because Healthology failed to satisfy the conditions to the Second Closing, thereafter Registrant will be entitled to elect only one director.



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         The Preferred Shares have certain super-voting rights with respect to the election of directors. The Registrant is entitled to voting rights equal to such number of shares of Healthology Common Stock (as defined below) as will guarantee that the Registrant, solely for the purposes of electing directors, shall have no less than 26% of the voting power of the outstanding capital stock of Healthology and will be the single largest such voting stockholder (the "Super-Voting Right"), provided that (i) the Registrant exercises its preemptive rights on future issuances of securities by Healthology and (ii) Healthology does not issue more than 25% of its then outstanding equity in any transaction to a single person or entity. In addition, the foregoing Super-Voting Right terminates upon the occurrence of a Qualified Public Offering (as such term is defined in the Certificate of Designation of Series A Convertible Voting Preferred Stock of Healthology, a copy of which is attached as an exhibit hereto) or in the event Healthology satisfies all of the conditions to the Second Closing and the Registrant fails to purchase the Remaining Shares.

         Additionally, in connection with the Healthology Transaction, the Registrant has been granted certain registration rights, tag-along rights and preemptive rights, and is subject to certain drag-along rights.

         The Preferred Shares are convertible at any time, at the option of the Registrant, into shares of Common Stock of Healthology ("Healthology Common Stock"), initially on a one for one basis, subject to adjustment under certain circumstances (the "Conversion Rate"). The Preferred Shares are automatically convertible at the Conversion Rate into Healthology Common Stock upon the consummation by Healthology of a Qualified Public Offering.

         As compensation for investment banking services provided to the Registrant by Benedetto Gartland and Company, Inc. ("BGC") in connection with the Healthology Transaction, 5% of the 1,000,000 shares purchased in the Initial Closing has been transferred and 5% of the 2,211,453 shares to be acquired in the Second Closing will be transferred to BGC. The Registrant will retain voting control over all such shares. A director of the Registrant is a principal of BGC.


         The Registrant obtained the funds for the Purchase Price through an advance to the Registrant by M. Lee Pearce, M.D., the Chairman of the Board and the majority stockholder of the Registrant, and certain of his affiliates (collectively, "Pearce"). Consistent with Pearce's previous undertaking to provide the Registrant with funding of up to $10 million for future acquisitions and operations as approved by the Board of Directors, effective March 1, 2000, Pearce advanced $1,650,000 of which $1.0 million was used to fund the purchase of 1,000,000 Preferred Shares at the Initial Closing, $550,000 was used for general working capital purposes, and the remaining $100,000 will be used by the Registrant for general working capital purposes and to pay for certain costs and expenses incurred in connection with the Healthology Transaction. The Registrant also anticipates that Pearce will advance funds necessary to fund the Second Closing. The Registrant anticipates that it will work with Pearce on the terms upon which the advances will be converted into an equity interest in, or a longer term obligation of, the Registrant.




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         Since September 30, 1999, when the Registrant sold its last operating business in the medical field, the Registrant has been relying on a temporary one-year exclusion from investment company status under the Investment Company Act of 1940 (the "1940 Act"). A company that owns investment securities having a value exceeding 40% of the value of its total assets is subject to registration and regulation as an investment company unless it qualifies for a statutory or regulatory exclusion or exemption from investment company status. The term "investment securities" does not include securities of other companies controlled primarily by the Registrant. The Registrant believes that when it completes its investment in Healthology, based upon its current asset mix, it will not be treated as an investment company. The Registrant believes that its investment in Healthology will not be considered an "investment security" so long as the Super-Voting Right remains in effect. If the Registrant loses the Super-Voting Right or its relative asset values change, and the Registrant does not qualify for any other exclusion or exemption afforded by the 1940 Act, it may be required either to register as an investment company or take significant business actions that are contrary to its business objectives in order to avoid being required to register as an investment company. For example, the Registrant might be compelled to acquire additional assets that it might not otherwise have acquired, be forced to forgo opportunities to acquire interests in companies or other assets or be forced to sell or refrain from selling such interests or assets. In addition, the Registrant might need to sell certain assets which are considered to be investment securities.

         In the discussion above, any statement of the Registrant's future expectations, including without limitation, plans and objectives for future operations, future agreements, future economic performance or expected operational developments and all other statements regarding the future are "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Registrant intends that the forward-looking statements be subject to the safe harbors created thereby. These forward-looking statements are based on the Registrant's strategic plans and involve risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements herein include, without limitation, the Registrant's ability to raise capital, to execute its business strategy in a very competitive environment, the Registrant's degree of financial leverage, risks associated with acquisitions and the integration thereof, risks associated with start-up and early-stage enterprises, risks associated with providing services over the Internet, regulatory considerations (particularly in the health care industry), contingent liabilities, as well as other risks referenced from time to time in the Registrant's filings with the Securities and Exchange Commission. The Company does not undertake any obligations to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a), (b)

In accordance with Instruction 4 of this Item 7, financial statements required by this Item will be filed by an amendment to this initial report on Form 8-K not later than 60 days after the date hereof.

(c)      Exhibits

4.2 Certificate of Designation of Series A Convertible Voting Preferred Stock of Healthology, Inc. filed February 29, 2000.

4.3 Investor's Rights Agreement between Healthology, Inc. and Seal Holdings Corporation dated March 1, 2000.

4.4 Stockholders' Agreement between Healthology, Inc., Seal Holdings Corporation and certain existing stockholders of Healthology, Inc. dated March 1, 2000.

10.12 Series A Preferred Stock Purchase Agreement between Healthology, Inc. and Seal Holdings Corporation dated March 1, 2000.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SEAL HOLDINGS CORPORATION



                              By: /s/ Cecilio M. Rodriguez
                                 -----------------------------
                                 Cecilio M. Rodriguez
                                 Secretary and Treasurer

Dated:  March 16, 2000